SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K

                            CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 23, 1997

               CURTIS MATHES HOLDING CORPORATION
     (Exact name of Registrant as specified in its charter)

         Texas                         2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
        incorporation)                                   Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                          (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

     In July, 1997, Registrant agreed to place $1,500,000 of its Series
M Preferred Stock with certain accredited private investors for cash pursuant to the exemption from registration provided by Securities and Exchange Commission ("SEC") Regulation D. Registrant agreed to pay
aggregate  fees  of $90,000  pursuant  to  the  transactions.   In
accordance with the terms and conditions of the Series M Certificate of Designation, Series M Preferred Stock is convertible into shares of Registrant's $.01 par value Common Stock ("Common Stock") at certain times. (A copy of the Certificate of Designation showing terms of conversion and a form of subscription agreement for Registrant's Series M Preferred Stock are filed herewith, as reflected in the Exhibit Index of this Form 8-K.)

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     As previously reported in May, 1997 Registrant drew upon its convertible line of credit and sold its Series K and L Preferred Stock to various accredited investors who qualify under Securities and Exchange Commission ("SEC") Rule 903. No new placements have been made under this exemption from registration, however, in June, 1997 the convertible noteholder converted all, and certain holders of the Series K and L Preferred Stock converted a portion, of their holdings into 1,450,257 shares of Registrant's $.01 par value Common Stock ("Common Stock"), all of which common shares were issued pursuant to the exemption from registration provided by SEC Rule 903. The convertible note and Series K and L Preferred Stock were converted to Common Stock in accordance with their terms and conditions, as reflected in the transaction documents previously filed with the SEC. The conversion of the convertible note to Common Stock restored Registrant's Revolving Line of Credit to $10,000,000.

      There are currently 36,709,186 shares of Registrant's Common Stock outstanding.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Curtis Mathes Holding Corporation
                                   (Registrant)

                              By: /s/   F. Shelton Richardson, Jr.
                                   F. Shelton Richardson, Jr.
                                   Vice President - Chief Financial Officer
                                   (Principal Financial and Duly Authorized
                                    Officer)
Date:     July 8, 1997

                    CURTIS MATHES HOLDING CORPORATION

                         EXHIBIT INDEX

Exhibit                                                        Sequential
Number              Description of Exhibits                          Page

4.1       Articles of Incorporation of the Company, as amended
          (filed as Exhibit "4.1" to the Company's Quarterly Report
          on Form 10-Q for the fiscal quarter ended September 30,
          1996 and incorporated herein by reference.)                 N/A

4.2       Bylaws of the Company, as amended (filed as Exhibit
          "3(ii)" to the Company's annual report on Form 10-K for
          the fiscal year ended June 30,1994 and incorporated herein
          by reference.)                                              N/A

4.3       Form of Common Stock Certificate of the Company (filed
          as Exhibit "4.2" to the Company's annual report on Form
          10-K for the fiscal year ended June 30, 1994 and incorporated
          herein by reference.)                                       N/A

4.4       Series K Preferred Stock terms and conditions (filed as
          Exhibit "4.4" to the Company's Current Report on Form 8-K
          dated May 16, 1997 and incorporated herein by reference.)   N/A

4.5 Form of subscription agreement for Series K Preferred Stock (filed as Exhibit "4.5" to the Company's Current Report on
          Form 8-K dated May 16, 1997 and incorporated herein by
          reference.)                                                 N/A

4.6       Form of warrant issued in connection with Series K
          Preferred Stock (filed as Exhibit "4.4" to the Company's Current Report on Form 8-K dated May 23, 1997 and
          incorporated herein by reference.)                          N/A

4.7       Series L Preferred Stock terms and conditions (filed as
          Exhibit "4.5" to the Company's Current Report on Form 8-K
          dated May 23, 1997 and incorporated herein by reference.)   N/A

4.8       Form of subscription agreement for Series L Preferred
          Stock (filed as Exhibit "4.6" to the Company's Current
          Report on Form 8-K dated May 23, 1997 and incorporated
          herein by reference.)                                       N/A

4.9       Form of subscription agreement for Convertible Revolving
          Credit Note (filed as Exhibit "4.7" to the Company's
          Current Report on Form 8-K dated May 23, 1997 and
          incorporated herein by reference.)                          N/A

4.10 Form of Convertible Revolving Credit Note (filed as Exhibit "4.8" to the Company's Current Report on Form 8-K dated May
          23, 1997 and incorporated herein by reference.)             N/A

4.11*     Series M Preferred Stock terms and conditions.                5

4.12*     Form of subscription agreement for Series M Preferred Stock.  9
_______________

*  Filed herewith.